Service Agreement No. 37800
         Control No. 930905-134
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         FTS SERVICE AGREEMENT
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         THIS AGREEMENT, made and entered into this 1st day of November, 1993, by and between COLUMBIA GAS TRANSMISSION CORPORATION ("Seller") and PENNSYLVANIA GAS
         & WATER COMPANY ("Buyer")

         WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

         Section 1. Service to be Rendered. Seller shall perform and Buyer shall receive service in accordance with the provisions of the effective FTS Rate
         Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff,
         Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory
         Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of
         Seller to deliver gas hereunder to or for Buyer, the designation of the points of delivery at which Seller shall deliver or cause gas to be delivered to or for
         Buyer, and the points of receipt at which Buyer shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.102 of Subpart B of the Commission's regulations.
         Buyer warrants that service hereunder is being provided on behalf of PENNSYLVANIA
         GAS & WATER COMPANY, a local distribution company.

         Section 2. Term. Service under this Agreement shall commence as of
         November 1, 1993, and shall continue in full force and effect until October 31,
         2004 and from year-to-year thereafter unless terminated by either party upon six
         (6) months' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

         Section 3. Rates. Buyer shall pay Seller the charges and furnish
         Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service
         Agreement.

         Section 4. Notices. Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273,
         Attention: Director, Transportation and Exchange and notices to Buyer shall be addressed to it at 39 Public Square, Wilkes-Barre, PA 18711, Attention:
         Mr. William H. Eckert, until changed by either party by written notice.
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         Service Agreement No. 37800
         Control No. 930905-134

         FTS SERVICE AGREEMENT (Cont'd)

         Section 5. Prior Service Agreements. This Agreement is being entered into by the parties hereto pursuant to the Commission's Order No. 636 and its order dated July 14, 1993 and September 29, 1993, with respect to Seller's Order No.
         636 compliance filing and relates to the following existing Service Agreements:

         FTS Service Agreement No. 34554, effective November 1, 1989, as it may have been amended, providing for transportation service under the FTS Rate
         Schedule.

         CDS Service Agreement No. 36077, effective November 1, 1989, as it may have been amended, providing for a bundled sales, transportation and storage service under the CDS Rate Schedule.

         The terms of Service Agreement No. 37800 shall become effective as of the effective date hereof, however, the parties agree that neither the execution nor the performance of Service Agreement 37800 shall prejudice any recoupment or other rights that Buyer may have under or with respect to the above-referenced
         Service Agreements.

         PENNSYLVANIA GAS & WATER COMPANY         COLUMBIA GAS TRANSMISSION CORPORATION

         By /s/ Joseph F. Perugino                By /s/ George E. Shriver
         Title Vice President                     Title Dir. of Transp. & Exchange
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                                                  Revision No.
                       Appendix A to Service Agreement No. Control No.    1993-09-~,5 -     O1 3 4
                            Under Rate Schedule FTS
         Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
           and (Buyer) PENNSYLVANIA GAS & WATER CO

         Transportation Demand       11,346 Dth/day

         Primary Receipt Points

         F

         t

         Scheduling             Scheduling        Measuring         Measuring      Maximum Daily
         Point No.              Point Name        Point No.         Point Name     Quantity (Dth/Day)

         A05                 DELMONT AGG POINT     A05                          2,043

         801                 TCO-LEACH             801                          9,303


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         Revision No.
         ControlNo. 1993-09-U6 - 0134

         Appendix A to Service Agreement No.
         Under Rate Schedule FTS
         Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) PENNSYLVANIA GAS L WATER CO

         Primary Delivery Points



                                                                             Maximum Daily
         Scheduling            Scheduling        Measuring     Measuring    Delivery Obligation
          Point No.             Point Name        Point No.    Point Name     (Dth/Day)

            57                 PA GAS WTR OP-08      57                       5,531

            57E                PA GAS WTR OP-04      57E                      11,346

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         Revision No.
         Control No. 1993-09-05 - 0134
         Appendix A to Service Agreement No.
         Under Rate Schedule FTS
         Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) PENNSYLVANIA GAS & WATER CO

         GFNT / ALL GAS SHALL BE DELIVERED AT EXISTING POINTS OF INTERCONNECTION WITHIN
         THE MDDO'S IN SELLER'S CURRENTLY EFFECTIVE SST SERVICE AGREEMENT WITH
         BUYER, WHICH FOR SUCH POINTS SET FORTH ARE INCORPORATED HEREIN BY
         REFERENCE.

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         Revision No.
         Control No. 1993-09-05 - 0134
         Appendix A to Service Agreement No.

         Undar Rata Schedula FTS

         Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION

         and (Buyer PENNSYLVANIA GAS & WATER CO

         The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Sellers Tariff is
         incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.

         Service changes pursuant to this Appendix A shall become effective as of NOVEMBER 01, 1993 . This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A, to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service  Agreement shall remain in full force and effect.

         PENNSYLVANIA GAS & WATER CO

         By /s/ Joseph F. Perugino
            Its Vice President

         Date  November 15, 1993

         COLUMBIA GAS TRANSMISSION CORP0RATI0N

         By /s/ George E. Shriver
         Its    Dir. of Transp. & Exchange
         Date   November 18, 1993


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